Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Fifth Amendment to Credit Agreement is made as of this 22 day of November, 2004 by and among

NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation, having its principal place of business at 40 Pequot Way, Canton, Massachusetts 02021, as Lead Borrower for the Borrowers, being said NEW ENGLAND AUDIO CO., INC., and

SOUND ADVICE OF ARIZONA INC., a Florida corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

NEA DELAWARE, INC., a Delaware corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

THEG USA, L.P., a Delaware limited partnership, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

HILLCREST HIGH FIDELITY, INC., a Texas corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

SOUND ADVICE, INC., a Florida corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

SUMARC ELECTRONICS INCORPORATED, a North Carolina corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021; and

STEREO SOUND, INC., a Tennessee corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and the LENDERS party hereto; and

FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Issuing Bank; and

FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Administrative Agent for the Lenders; and

FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, and FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance Inc.), a Delaware

corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109, as Collateral Agents for the Lenders

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

     A. Reference is made to the Credit Agreement (as amended and in effect, the “Credit Agreement”) dated as of April 16, 2003 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agents.

     B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

     Accordingly, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendments to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:

a.	by deleting the chart appearing in the definition of “Applicable Margin and substituting the following chart in its stead:

Level	Performance Criteria	Prime Rate Loans	LIBO Loans
1	Average Excess Availability greater than $24,000,000	0%	1.75%
2	Average Excess Availability greater than $15,000,000 but less than or equal to $24,000,000	0%	2.00%
3	Average Excess Availability less than or equal to $15,000,000	0%	2.25%

b.	by deleting the number “0.375%” appearing in the definition of “Line Fee” and substituting the number “0.30%” in its stead.

c.	by deleting the date “April 1, 2006” appearing in the definition of “Maturity Date” and substituting the date “April 1, 2008” in its stead.

2.	Amendments to Article II of the Credit Agreement. The provisions of Article II of the Credit Agreement are hereby amended as follows:

a.	by deleting the number “$110,000,000” appearing in Section 2.01(a)(i) and substituting the number “$90,000,000” in its stead.

b.	by deleting Section 2.02(a)(iv) in its entirety and substituting the following in its stead:

     (iv) Excess Availability (an Availability Reserve): In an amount equal to $7,500,000.

c.	by deleting the number “0.375%” appearing in Section 2.12 and substituting the number “0.30%” in its stead.

d.	by deleting the provisions of Section 2.14 in their entirety and substituting the following in their stead:

SECTION 2.14 Early Termination Fees. In the event that the Termination Date occurs or the Total Commitments are reduced, for any reason, prior to April 1, 2007 (other than by virtue of the Borrowers’ refinancing of the Obligations with Fleet, FRF or any of their Affiliates), the Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, a fee (the “Early Termination Fee”) in an amount equal to (a) 0.75% of the then Total Commitments (in effect immediately prior to such Termination Date) or the amount of the reduction of the Total Commitments, as applicable, if such Termination Date occurs on or before December 31, 2005, and (b) 0.375% of the then Total Commitments (in effect immediately prior to such Termination Date) or the amount of the reduction of the Total Commitments, as applicable, if such Termination Date occurs after December 31, 2005 and on or before April 1, 2007.

3.	Amendments to Schedules. Schedule 1.1 to the Loan Agreement is hereby deleted in its entirety and a new Schedule 1.1 in the form annexed hereto substituted in its stead.

4.	Amendment Fee. In consideration of the Lenders’ entering into this Fifth Amendment, the Borrowers shall pay to the Administrative Agent, for the pro rata accounts of the Lenders consenting hereto, an amendment fee in an amount equal to 0.125% of each such Lender’s Commitment (after giving effect to the reduction in the Total Commitments provided herein). The amendment fee shall be paid upon the execution hereof, shall not be subject to refund or rebate, and shall be retained as a fee and not applied in reduction of the principal, interest or other amounts due in connection with the Loan Documents.

6.	Miscellaneous.

a.	This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.	Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fifth Amendment.

d.	The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment.

e.	The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers’ selection in connection with this Fifth Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Fifth Amendment.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment as of the day and year first above written.

NEW ENGLAND AUDIO CO., INC., as Lead Borrower and Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

SOUND ADVICE OF ARIZONA INC., as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

NEA DELAWARE, INC., as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

THEG USA, L.P., as Borrower
By:	New England Audio Co.,
Inc., its General Partner

By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

HILLCREST HIGH FIDELITY, INC., as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

SOUND ADVICE, INC., as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

SUMARC ELECTRONICS INCORPORATED, as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

STEREO SOUND, INC., as Borrower
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

TWEETER HOME ENTERTAINMENT GROUP FINANCING COMPANY TRUST, as Facility Guarantor
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

TWEETER HOME ENTERTAINMENT GROUP, INC., as Facility Guarantor
By:
	Name:	Joseph McGuire
	Title:	Vice President and Chief Financial Officer

FLEET RETAIL GROUP, INC., As Collateral Agent, as Swingline Lender and as Lender
By:
	Name:	Sally A. Sheehan
	Title:	Managing Director

FLEET NATIONAL BANK, as Administrative Agent, as Collateral Agent and as Issuing Bank
By:
	Name:	Sally A. Sheehan
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a National City Commercial Finance, Inc.), as Lender
By:
Name:
Title:

CONGRESS FINANCIAL CORPORATION (CENTRAL), as Lender
By:
Name:
Title:

WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), as Lender
By:
Name:
Title:

Schedule 1.1

Lenders and Commitments

Lender	Commitment	Commitment Percentage
Fleet Retail Group, Inc.	$24,600,000	27.3333%
Congress Financial Corporation	$16,350,000	18.1667%
Wells Fargo Foothill, Inc.	$16,350,000	18.1667%
General Electric Capital Corporation	$16,350,000	18.1667%
National City Business Credit, Inc.	$16,350,000	18.1667%
TOTAL	$90,000,000.00	100.00%